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RATIONAL SOFTWARE CORPORATION

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For immediate release
IBM Contacts:	Rational contacts:
John Reilly	Bill Durling
914-766-1067	781-372-5886
jcreilly@us.ibm.com	bdurling@rational.com

Tim Breuer	John Coffey
914-766-1711	781-372-5848
breuer@us.ibm.com	jcoffey@rational.com

IBM AND RATIONAL SOFTWARE SIGN AGREEMENT
FOR IBM TO ACQUIRE RATIONAL

Will give customers a complete open software development environment for building on demand e-business and technical software products

      Armonk, N.Y., and Cupertino, Calif., December 6, 2002 -- IBM (NYSE:IBM) and Rational Software Corp. (NASDAQ:RATL) today announced the two companies have entered into a definitive agreement for IBM to acquire the equity of Rational at a price of approximately $2.1 billion in cash or $10.50 per share.

      Rational provides open, industry standard tools, best practices and services for developing business applications and building software products and systems, including embedded software for devices such as cell phones and medical systems.

      IBM now will provide a complete software development environment for companies that want to integrate their business processes and software infrastructure across their companies, with suppliers, customers and employees. This requires the integration of data management, systems management, collaboration, transaction and business process integration middleware and software development. The acquisition of Rational will strengthen IBM’s leadership in each of these segments, including software development, and reinforces IBM’s commitment to open industry standards. The acquisition is an important element of IBM’s e-business on demand strategy.

      “The software industry, business customers and developers are increasingly demanding software that is based on open industry standards and enables integration -- integration of business applications across the enterprise and the value chain of customers and suppliers,” said Steve Mills, IBM senior vice president and group executive, Software Group. “This is an important aspect of IBM’s On Demand strategy. Rational supports what IBM does best, which is provide infrastructure software and software tools to help our customers create a complete software development environment. This deal extends IBM’s ability to help customers into the ‘on demand’ future with tools built on industry standards to develop, integrate and manage their business processes.”

- more -

      Rational provides a software development platform that can improve the speed, quality and predictability of software projects. Ninety-eight of the Fortune 100, including IBM, use Rational tools and services. IDC estimates the market opportunity for application development software will grow from $9 billion in 2002 to $15 billion in 2006.

      “Rational helps software developers around the world write software faster, with less risk and can help produce a higher return on investment,” said Michael Devlin, CEO and co-founder, Rational Software. “The combination of Rational and IBM is a logical extension to what has been a very beneficial, 20-year relationship and will significantly extend our progress in key markets and customer segments.”

      With headquarters in Cupertino, California, and Lexington, Massachusetts, Rational has more than 3,400 employees and customers in 89 countries. Rational estimates that more than 600,000 software developers use its software tools. IBM intends to merge Rational’s business operations and employees into the IBM Software Group as a new division and fifth brand, joining WebSphere, Lotus, Tivoli and DB2. When the acquisition closes, Mike Devlin will become the general manager of the new division and will report to Steve Mills.

      Industry analysts have reported that companies using Rational software have seen return on investment rates of 200 percent and higher as a result of increased productivity and application quality and reduced development cycles and testing times. IBM has been using Rational software since 1985.

      Rational provides the broadest support for enterprise application development on J2EE, .NET, Linux and other platforms to support the deployment of solutions on the customer’s choice of hardware and software platforms. Rational’s tools also are used to build technical software, commercial software products and software for embedded devices and real-time systems, such as pagers, cell phones, medical devices, air traffic control systems and government defense systems.

Once the acquisition is completed, IBM plans to:

  Market and sell Rational’s application development offerings worldwide through the Rational sales force, which will become part of the IBM sales force team;
  Integrate Rational’s products more tightly with IBM software products;
  Continue Rational’s investment in and support for open standards technologies that support a variety of platforms, including Unix, Windows and others; and
  Accelerate investments in Rational products to better support the emerging requirements of current customers, system integrators (SIs) and independent software vendors (ISVs).

- more -

      The acquisition is subject to customary closing conditions, including Rational stockholder and government regulatory approvals. IBM and Rational anticipate closing in the first quarter of 2003.

About IBM
IBM is the world’s largest information technology company, with 80 years of leadership in helping businesses innovate. IBM Software offers a wide range of middleware and operating systems for all types of computing platforms, allowing customers to take full advantage of the era of e-business. The fastest way to get more information about IBM software is through the IBM Software home page at http://www.software.ibm.com.

About Rational Software Corporation
Rational Software provides a software development platform that improves the speed, quality, and predictability of software projects. Rational’s integrated, full lifecycle solution combines software engineering best practices, market-leading tools and professional services. Ninety-eight of the Fortune 100 rely on Rational tools and services to build better software, faster. This open platform is extended by partners who provide more than 500 complementary products and services. Founded in 1981, Rational is one of the world’s largest software companies, with revenues of $689 million in its twelve months ended March 31, 2002, and more than 3,400 employees worldwide. Rational is a member of the S&P 500 Index and a component of the Nasdaq-100 Index®. Additional information is available at www.Rational.com and www.theRationaledge.com, the monthly e-zine for the Rational community.

#                                                            #                                                             #

IBM, WebSphere, Tivoli, Lotus and DB2 are trademarks or registered trademarks of International Business Machines Corporation in the United States, other countries, or both. All other company, product or service names may be trademarks or service marks of others.

In connection with the merger, Rational will be filing a proxy statement and other relevant documents concerning the transaction with the Securities and Exchange Commission (SEC). STOCKHOLDERS OF RATIONAL ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders can obtain free copies of the proxy statement and other documents when they become available by contacting Investor Relations, Rational, 18880 Homestead Road, Cupertino, CA 95014 (Telephone: (408) 863-9900). In addition, documents filed with the SEC by Rational will be available free of charge at the SEC’s web site at www.sec.gov.

Information regarding the identity of the persons who may, under SEC rules, be deemed to be participants in the solicitation of stockholders of Rational in connection with the transaction, and their interests in the solicitation, will be set forth in a proxy statement that will be filed by Rational with the SEC.

FORWARD LOOKING STATEMENTS
Except for historical information contained herein, statements contained in this release may constitute “forward looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are neither promises nor guarantees, but involve a number of risks, uncertainties and other factors that could cause actual results to differ materially from those set forth in the forward-looking statements, including, without limitation, the risk that the merger may not be consummated in a timely manner, if at all, risks regarding employee relations and other risks concerning IBM and Rational and their respective operations that are detailed in the periodic filings with the SEC of IBM and Rational, including their most recent filings on Form 10-K.

The following letters were distributed to Rational employees on December 6, 2002.

Dear Rational teammates,

Today we begin a new stage in the history of Rational Software.

Moments ago, we announced that IBM has agreed to acquire Rational. While this is probably a surprise to most of you, we believe it is the right thing for our company and our customers and hope you will share our view.

We will join IBM as the fifth division of the IBM Software Group, retaining the Rational name and brand identity. Mike Devlin will lead this division and will be joined by most of our current management team and the vast majority of our employees.

Why is this a good move for Rational?

Over the last 20 years we have remained dedicated to a single mission: ensuring the success of customers who depend on developing or deploying software. During those 20 years we have taken the company through many stages as we drove it to the next level, ahead of the market. The latest stage began in 1997 when we increased our capabilities by acquiring a number of leading tools companies in the software development tools market, resulting in our Rational Suite product line. This strategy was very successful and today we see many of our competitors emulating it.

While other companies are still playing catch-up, our agreement to join IBM begins the newest stage of Rational’s pursuit of excellence.

What will drive the major leap in helping customers build the software than can change the world? We believe the answer lies in a few important elements:

  Deep platform integration. It’s clear that in the enterprise IT space, customers are striving to integrate their business processes, unify their software infrastructures, and improve their software development speed and quality. Combining forces with IBM, one of the world’s most successful organization in the enterprise IT space, allows us to more deeply integrate with a complete platform, including transaction management (WebSphere), data management (DB2), systems management and security (Tivoli) and collaboration (Lotus). This depth of integration goes far deeper than just integrating with an IDE – it is integrating with a complete platform. Being a part of IBM will accelerate Enterprise IT customers’ awareness and adoption of Rational.
  Support of a wide variety of software environments. While deeply integrating with the IBM platform will be a distinct competitive advantage for many enterprise IT customers, we also recognize that most of those customers have heterogeneous computing environments. IBM already provides a broad set of support for heterogeneous and non-IBM environments (e.g., Windows, UNIX, Linux, mainframe, Oracle, SQL Server, etc) and has a strong public commitment to open standards. Our solution will strengthen IBM’s enterprise offering by increasing IBM’s ability to support other major software environments, most notably Microsoft’s .NET platform. Our solution for the IBM platform may differ from our solution for the .NET platform, but we must continue to offer customers a solution for both environments (and others) to fully support their business application development needs.
  Support for a variety of software projects. We have a strong reputation and a deep heritage among customers building software for technical software products and systems. We will continue to support those customers and invest in our solution to help them build better software faster. Part of IBM’s interest in Rational is the fact that we can take them into customers and markets in which they have not traditionally been strong. We will accelerate IBM’s penetration into these types of customers.

For 20 years, we have done a great job of growing Rational, building a brand and awareness, and providing clear evidence of the benefits of using our solution -- but there is so much more to do.

IBM’s posture in the industry is undeniable, and we will utilize that presence to increase our brand awareness.

With IBM’s more extensive distribution channels and deep customer relationships, we can broaden the distribution of our products. We will also be able to accelerate the delivery of our product vision as we become more efficient by utilizing common technology and combining projects with other parts of IBM. And imagine the increased number of customers that will benefit from our best practices as we capitalize on IBM’s incredible service organization. Joining IBM will give Rational the scale, strength, and market presence it needs to forward our mission.

Why is this a good move for you?

Everyone wants to be on a winning team, and this strategy will keep us winning. IBM is an excellent company who takes care of its employees. There are a myriad of growth opportunities inside of IBM that exceed anything Rational can offer on its own. We believe this strategy offers the Rational team the highest probability of success combined with expanded opportunities to learn and grow.

To be sure, this next stage will require adjustment. As we operate within the broader IBM context and adhere to its way of operating, we must retain the elements of Rational that have made us successful and have created a great place to work: our focus on customer success, our respect for individuals at all levels, our integrity and ethics, and our desire to make a difference.

It is often said that a software company’s greatest assets are its people, and nowhere is this truer than Rational. Your hard work, creativity, and team spirit have created the most successful company in the software development market. Together we can leverage that success by joining forces with IBM to take ourselves – and our customers – to the next level.

We look forward to this next stage in our growth and the challenges and opportunities that it presents. This is the right move for our team, our customers, our shareholders, and our products.

Please join us on one of three world-wide conference calls – 10 am EST (3pm UTC), 1:30pm EST (6 PM UTC), and Sunday 10 pm EST (3 am UTC) – in which we will discuss this further and answer questions; details will follow shortly in a message from Michael Messier. We will also hold in-person all-hands meetings at various locations later today and next week.

Mike Devlin and Paul Levy
Co-founders

*******************************************************

Dear Rational Team:

By now you are aware that Rational Software and IBM have announced an agreement for IBM to acquire Rational. We are both very excited about this combination and would like to share some thoughts on the enormous opportunity that it presents.

You know the importance of software and the potential it has for changing the world. Many of you joined Rational because you believe in this vision. As part of Rational, you’ve done a great job in taking this message to the market and delivering a solution that truly improves a customer’s ability to create higher quality software faster. The market has recognized Rational’s leadership in the art and science of software development.

Are you aware of the commitment IBM has to the importance of software?

IBM Software Group is a $13 Billion business consisting of 30,000 employees dedicated to the delivery of software solutions. IBM has established itself as a major force in the software community and in the categories in which it competes: transaction management (WebSphere), data management (DB2), collaboration (Lotus), and systems management and security (Tivoli). Individually, each of these software areas is important. As a combination, they allow IBM to offer a complete and compelling solution to customers.

When you add Rational’s leadership in software development, you get a truly remarkable enterprise that is destined to succeed. Together, we can address -- in a way the industry has never seen before -- our mutual customers’ ever-increasing need to exploit the power of software.

Whether our customers are building business applications in their enterprise IT organizations or writing software for products and technical systems, we will have an unbeatable solution.

For companies striving to integrate their business processes and software infrastructures, IBM will offer a complete solution for building an on-demand e-business. IBM’s presence in these enterprise accounts will help spread the benefit of Rational’s products to more customers at an accelerated rate.

For companies building software for products and technical systems -- where time-to-market and competitive differentiation is their lifeblood -- IBM’s pervasive computing strategy will combine with Rational’s leadership to create an even more powerful offering.

Our combined sales force will have more than 10,000 professionals worldwide – the largest software sales force on the planet.

We already share many of the same customers, including Merrill Lynch, Cisco, Nokia and EDS. We will protect the investment our customers have made in Rational, add new customers, and build upon each other’s strengths as we increase our presence in our current markets and enter new ones.

Our relationships goes back a long way -- IBM was an early investor in Rational, and in 1999 we formed a comprehensive alliance that has produced numerous marketing and product development programs, including IBM’s agreement to OEM Rational ClearCase LT and Rational ClearQuest LT and our joint development on Eclipse. We both use each other’s products. This strong connection and mutual trust will make for an easier transition period once the deal closes.

As with other business acquisitions of this nature, this one will require government regulatory approval and the approval of Rational’s shareholders. IBM has appointed an experienced executive, Steve Solazzo, formerly GM of Linux, to lead a team of IBMers to ensure Rational’s transition to IBM goes as smoothly as possible once the transaction has been approved and completed. We’ve also launched an extranet site as a way to introduce you to IBM. It will help inform you on issues like employee benefits, the marketplace, the latest news, earnings reports, etc. You can access them from Midnight or see the URL link below.

It may take some time for you to fully appreciate the significance of this industry-leading event. We’re certain this is the right strategy for IBM and Rational, and we hope that you agree.

In the end, it’s all about winning. Let’s do it together.

Sincerely,

Steve Mills	Michael Devlin

Senior Vice President & Group Executive	CEO
IBM Software Group	Rational Software

If you, your customers or your partners have questions regarding the transaction, please contact the integration project office at swdev@us.ibm.com

IBM/Rational Extranet
URL: http://www-1.ibm.com/services/socomm/newse/Rational/index.shtml
ID: newse
Password: jup5iter

In connection with the merger, Rational will be filing a proxy statement and other relevant documents concerning the transaction with the Securities and Exchange Commission (SEC). STOCKHOLDERS OF RATIONAL ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders can obtain free copies of the proxy statement and other documents when they become available by contacting Investor Relations, Rational, 18880 Homestead Road, Cupertino, CA 95014 (Telephone: (408) 863-9900). In addition, documents filed with the SEC by Rational will be available free of charge at the SEC’s web site at www.sec.gov.

Information regarding the identity of the persons who may, under SEC rules, be deemed to be participants in the solicitation of stockholders of Rational in connection with the transaction, and their interests in the solicitation, will be set forth in a proxy statement that will be filed by Rational with the SEC.

Forward-Looking Statements

Except for historical information contained herein, statements contained in this document may constitute “forward looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are neither promises nor guarantees, but involve a number of risks, uncertainties and other factors that could cause actual results to differ materially from those set forth in the forward-looking statements, including, without limitation, the risk that the merger may not be consummated, if at all, risks regarding employee relations and other risks concerning IBM and Rational and their respective operations that are detailed in the periodic filings with the SEC of IBM and Rational, including their most recent filings on Form 10-K.

The following FAQ was posted on Rational's website, www.rational.com, on December 6, 2002.

FAQ – IBM and Rational

Q. What did IBM announce today?

A. IBM and Rational Software Corp. today announced the two companies have entered into a definitive agreement for IBM to acquire the equity of Rational at a price of approximately $2.1 billion in cash or $10.50 per share.

Q. What does Rational do?

A. Rational provides open, industry standard tools, best practices and services used to develop business applications and to build software products and systems, including embedded software for devices such as cell phones and medical systems.

Q. Why is this good for IBM customers?

A. IBM now will provide a complete environment to build an on demand e-business for those companies who want to integrate their business processes and software infrastructure across the company, with suppliers, customers and employees. This requires the integration of data management, systems management, collaboration, transaction and business process integration middleware and software development. With this acquisition, IBM has leadership in each of these key segments, including software development.

Q. Why did IBM acquire Rational? How does it fit into IBM’s overall software strategy?

A: Adding Rational to IBM strengthens IBM’s “On Demand” computing strategy and provides IBM’s customers with a complete solution for creating an integrated e-business.

  An integrated e-business requires integrated data management, transaction and business process management, collaboration, systems management and security, and application development.
  IBM now has the broadest support for software development environments. The combined IBM/Rational solutions will assist customers who are developing business applications on J2EE or Microsoft .NET as well customers building technical software products and systems.
  IBM can leverage its presence in enterprise IT organizations to accelerate Rational’s penetration into that space, and Rational brings leadership in the technical software products and systems areas.

Q. Is Rational a leader in its industry?

A. Rational provides a software development platform that can improve the speed, quality and predictability of software projects. Ninety-eight of the Fortune 100, including IBM, use Rational tools and services.

Q. Where is Rational headquartered?

A. Rational has headquarters in Cupertino, California, and Lexington, Massachusetts. Rational has more than 3,400 employees and customers in 89 countries.

Q. Where will Rational fit in the IBM organization?

A. Upon closing the deal, IBM intends to merge Rational’s business operations and employees into the IBM Software Group as a new division and fifth brand, joining WebSphere, Lotus, Tivoli and DB2. After closing, Mike Devlin, Rational CEO, will become general manager of the new division reporting to Steve Mills, IBM senior vice president and group executive, Software Group.

Q. Did IBM and Rational have a relationship prior to the acquisition?

A. Yes. The relationship began shortly after Rational’s founding in 1981, IBM became a customer in 1985 and the two companies formed a strategic alliance in 1999.

Q. How will Rational’s products be sold?

A. After the deal closes, IBM will market and sell Rational’s application development offerings worldwide through the Rational sales force, which will become part of the IBM sales force team.

Q. When will the acquisition close?

A. The acquisition is subject to customary closing conditions, including Rational stockholder and government regulatory approvals. IBM and Rational anticipate closing in the first quarter of 2003.

In connection with the merger, Rational will be filing a proxy statement and other relevant documents concerning the transaction with the Securities and Exchange Commission (SEC). STOCKHOLDERS OF RATIONAL ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders can obtain free copies of the proxy statement and other documents when they become available by contacting Investor Relations, Rational, 18880 Homestead Road, Cupertino, CA 95014 (Telephone: (408) 863-9900). In addition, documents filed with the SEC by Rational will be available free of charge at the SEC’s web site at HYPERLINK “http://www.sec.gov”www.sec.gov.

Information regarding the identity of the persons who may, under SEC rules, be deemed to be participants in the solicitation of stockholders of Rational in connection with the transaction, and their interests in the solicitation, will be set forth in a proxy statement that will be filed by Rational with the SEC.

Forward-Looking Statements

Except for historical information contained herein, statements contained in this document may constitute “forward looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are neither promises nor guarantees, but involve a number of risks, uncertainties and other factors that could cause actual results to differ materially from those set forth in the forward-looking statements, including, without limitation, the risk that the merger may not be consummated, if at all, risks regarding employee relations and other risks concerning IBM and Rational and their respective operations that are detailed in the periodic filings with the SEC of IBM and Rational, including their most recent filings on Form 10-K.

The following slides were used by Rational CEO Michael Devlin in presentations to employees on December 6, 2002.

Rational
the software development company

IBM and Rational

Mike Devlin

Co-founder and CEO

The News

- IBM will acquire Rational
- $2.1B cash transaction
- Deal is subject to regulatory and shareholder approvals
- Anticipated to close in first calendar quarter 2003

Rational
the software development company

The Model: *A Fifth Division and Brand*

- New division
- Lead by Mike Devlin
- Most of sr. management team
- Vast majority of Rational employees

Excellence in all areas

Software Development
Rational
Data Management
DB2
Transaction Management
WebSphere
Collaboration
Lotus
Systems Management & Security
Tivoli

Rational
the software development company

How Does this Help Rational Achieve its Vision?

- Increases Rational's visibility and industry presence
- Broadens reach of Rational's products, best practices
- Accelerates Rational penetration into Enterprise IT
- Accelerates product strategy
  - Deep platform integration
  - Complete solution for on-demand e-business
  - Broad support for software environments (J2EE, .NET, etc.)
  - Broad support for software projects (Business Applications and Software Products & Services)
  - Increased efficiencies

Rational
the software development company

Why is This Good for the Rational Team?

- IBM excellent company
- Retain elements of our culture that makes Rational a great place
  - **Belief in the importance of software**
  - **Customers success**
  - **Respect for all individuals**
  - **Desire to make a difference**
  - **Etc.**
- Expanded opportunities

Rational
the software development company

The Result

- Creates complete solution to build an on-demand e-business
  - Collaboration
  - Data management
  - Transaction management
  - Systems management & security
  - ✓ Software development
- Broad support for software environments
  - IT business applications on J2EE, .NET, and others
  - Technical software products & systems
- Company synergies over 20 year history

Accelerates Rational into enterprise IT

Accelerates IBM into SP&S

Rational
the software development company

IBM Software Strategy

Middleware Integrates e-business Applications
Customer/ Partner Software
Finance
Manufac-turing
Distribution
Retail
Telecom
Gov't
. . .
Customer Relationship Management
Enterprise Resource Management
Product Lifecycle Management
Enterprise Resource Management
Application Integration Layer
Middleware Integration Platform
WebSphere - Transaction Management
DB2 - Data Management
Lotus - Collaboration
Tivoli - Systems Management
Rational - Software Development
Scalable
Modular
Flexible
Standards based
Reliable
Systems Integration Layer
Multi Platform
IBM eServers
Non-IBM Servers

Rational
the software development company

Company Synergies Over 20 Year History

- IBM early investor in Rational
- Common focus on customer success
- Deep enterprise customer relationships
- History of joint sales success
- Aligned product plans, shared technology, OEM relationships
- Extensively use each others products

Rational
the software development company

Product Plans

- Highly complementary product lines; committed to open standards and the broadest platform coverage
- Continue to tightly integrate Rational products and IBM software (WebSphere, DB2, etc.)
- Maintain Eclipse strategy
- Continue to invest in Rational support for .NET and technical/embedded environments
- Increase efficiency and accelerate
  - Leverage common technology
  - Combined projects

Rational
the software development company

Employee Plans

- Vast majority of Rational employees will join IBM in current roles
  - Areas of overlap will be in G&A and some corporate areas
  - High priority for senior management to sort these areas out and communicate as soon as possible
- No plans for any Rational site closures
  - May be an opportunity for local site consolidations with IBM co-locations
- IBM has committed to extending Rational's current severance policy for one year after the close of the deal
- IBM does not plan any large scale salary cuts
- IBM has very good and comparable employee benefits
  - Variable Pay Program for everyone
  - Pension program
  - Immediate vesting on 401(k) match

Rational
the software development company

Employee Plans

- IBM offers strong career development opportunities
  - Broad number of positions available worldwide
  - Number of training and career development options exist
- The IBM/Rational transition extranet
  - Primary vehicle for information going forward
  - Information on IBM (culture, organization, benefits, etc.)
  - Latest information and milestones regarding the deal

Rational
the software development company

Stock Option Conversion

- Rational options will be converted to IBM options

Conversion *Ratio* will be calculated on the day of closing

For current options at this price:	To calculate # options:	To calculate new option price:	Vesting
<$15.57	Divide by *Ratio*	Multiply by *Ratio*	No change
$15.57 - $30	Divide by *Ratio* then divide by 4	Set at closing	Reset
> $30	Divide by *Ratio* then divide by 10	Set at closing	Reset

Rational
the software development company

The Model: *A Fifth Division and Brand*

- **Division leader:** Mike Devlin
- **Product Group:** Hugh Scandrett
- **Field:** Burton Goldfield
- **Marketing:** Eric Schurr

Excellence in all areas

Software Development
Rational
Data Management
DB2
Transaction Management
WebSphere
Collaboration
Lotus
Systems Management & Security
Tivoli

Rational
the software development company

Stock option conversions
Explanations and examples

Rational
the software development company

Stock Option Conversion: *The Context (example only)*

$90
$80
$70
$60
$50
$40
$30
$20
$10
$0
IBM $84 8:1 (800%)
$52.50 options 5:1 (500%)
$21 options 2:1 (100%)
Rational deal price $10.50
< $10.50 options are "in the money"

Rational
the software development company

Stock Option Conversions: < $15.57

Today (RATL $10.50)   Post deal (assume IBM 10 day average @ $84)

Number options	Option $	Convert number options (÷8)	Convert option price (x 8)
1,600	$12	200	$96

Rational
the software development company

Stock Option Conversions: < *$15.57*

Today (RATL $10.50) Post deal (assume IBM 10 day average @ $84)

Number options	Option $	Convert number options (÷8)	Convert option price (x 8)
1,600	$12	200	$96

Scenario: stock increases 20%

$10.50 @ 20% = $12.60

$12.60 – $12.00 = $.60/share

1,600 x $.60 = $960

$84 @ 20% = $100.80

$100.80 – $96 = $4.80/share

200 x $4.80 = $960

Rational
the software development company

Stock Option Conversions: *$15.57 - $30*

Today (RATL $10.50) Post deal (assume IBM 10 day average @ $84)

Number options	Option $	Convert number options (÷8)	Convert option price (x 8)	Convert number options $15.57 - $30 (÷4)	Convert option price $15.57 - $30	Vesting
1,600	$25	200	$200	50	$87 (day of close)	reset

Rational
the software development company

Stock Option Conversions: *$15.57 - $30*

Today (RATL $10.50) Post deal (assume IBM 10 day average @ $84)

Number options	Option $	Convert number options (÷8)	Convert option price (x 8)	Convert number options $15.57 - $30 (÷4)	Convert option price $15.57 - $30	Vesting
1,600	$25	~~200~~	~~$200~~	50	$87 (day of close)	reset

Scenario: stock increases 40%

$10.50 @ 40% = $14.70

$14.70 – $25 = $0/share

No Gain

$87 @ 40% = $121.80

$121.80 – $87 = $34.80/share

50 x $34.80 = $1,740

Rational
the software development company

Stock Option Conversions: *$15.57 - $30 (Example #2)*

Today (RATL $10.50) Post deal (assume IBM 10 day average @ $84)

Number options	Option $	Convert number options (÷8)	Convert option price (x 8)	Convert number options $15.57 - $30 (÷4)	Convert option price $15.57 - $30	Vesting
800	$25	100	$200	25	$87 (day of close)	reset

If number is below 50 options, then paid out six months later at 55% of price at day of close

25 x .55($87) = $1,196.25

Rational the software development company

Stock Option Conversions: *Above $30*

Today (RATL $10.50) Post deal (assume IBM 10 day average @ $84)

Number options	Option $	Convert number options (÷8)	Convert option price (x 8)	Convert number options above $30 (÷10)	Convert option price above $30	Vesting
6,400	$50	800	$400	80	$87 (day of close)	Reset

Rational
the software development company

Stock Option Conversions: *Above $30*

Today (RATL $10.50)		Post deal (assume IBM 10 day average @ $84)				
Number options	Option $	Convert number options (÷8)	Convert option price (x 8)	Convert number options above $30 (÷10)	Convert option price above $30	Vesting
6,400	$50	~~800~~	~~$400~~	80	$87 (day of close)	Reset

Scenario: stock increases 60%

$10.50 @ 60% = $16.80

$16.80 – $50 = $0/share

No Gain

$87 @ 60% = $139.20

$139.20 – $87 = $52.20/share

80 x $52.20 = $4,176

Rational
the software development company

Stock Option Conversions: *Above $30 (Example #2)*

Today (RATL $10.50) Post deal (assume IBM 10 day average @ $84)

Number options	Option $	Convert number options (÷8)	Convert option price (x 8)	Convert number options above $30 (÷10)	Convert option price above $30	Vesting
3,200	$50	~~400~~	~~$400~~	40	$87 (day of close)	Reset

↑

If number is below 50 options, then paid out six months later at 55% of price at day of close

40 x .55($87) = $1,914

Rational
the software development company

Stock Option Conversions: *Summary*

Conversion *Ratio* will be calculated on the day of closing

For current options at this price:	To calculate # options:	To calculate new option price:	Vesting
<$15.57	Divide by *Ratio*	Multiply by *Ratio*	No change
$15.57 - $30	Divide by *Ratio* then divide by 4	Set at closing	Reset
> $30	Divide by *Ratio* then divide by 10	Set at closing	Reset

Rational
the software development company

The following Q&A was posted on an extranet established for Rational employees by IBM.

Q&A’s for Rational Employees

High Level Positioning (H)

H1	Why is the acquisition of Rational by IBM a good thing for Rational? Why should I be excited about this?

A.	Becoming a part of IBM will help ensure that Rational keeps winning and is a great place to work.

Over the last 20 years we have remained dedicated to a single mission: ensuring the success of customers who depend on developing or deploying software. During those 20 years we have taken the company through many stages as we drove it to the next level, ahead of the market. The latest stage began in 1997 when we increased our capabilities by acquiring a number of leading tools companies in the software development tools resulting in our Rational Suite product line. This strategy was very successful and today we see many of our competitors emulating it.

While other companies are still playing catch-up, our agreement to join IBM begins the newest stage of Rational’s pursuit of excellence.

What will drive the major leap in helping customers build the software than can change the world? We believe the answer lies in a few important elements:

•
Deep platform integration. It’s clear that in the enterprise IT space, customers are striving to integrate their business processes, unify their software infrastructures, and improve their software development speed and quality. Combining forces with IBM, one of the most successful organization in the enterprise IT space, allows us to deeply integrate with a complete platform, including transaction management (WebSphere), data management (DB2), systems management and security (Tivoli) and collaboration (Lotus). This depth of integration goes far deeper than just integrating with an IDE – it is integrating with a complete platform with significant benefits to our customers. Being a part of IBM can accelerate Enterprise IT customers’ awareness and adoption of Rational.

•
Support of a wide variety of software environments. While deeply integrating with the IBM platform will be a distinct competitive advantage for many enterprise IT customers, we also recognize that most of those customers have heterogeneous computing environments. IBM already provides a broad set of support for heterogeneous (e.g., Windows, Unix, Linux, mainframe, etc.) and non-IBM environments (e.g., Oracle, SQL Server, etc) and has a strong public commitment to open standards. Our solution will strengthen IBM’s enterprise offering by increasing IBM’s ability to support for other major software environments, most notably Microsoft’s .NET platform. We must continue to offer customers a solution for both environments (and others) to fully support their business application development needs.

•
Support for a variety of software projects. We have a strong relationship and a deep heritage among customers building software for technical software products and systems because of our quality, innovation and commitment to heterogeneous environments. We will continue to support those customers and invest in our solution to help them build better software faster. Part of IBM’s interest in Rational is the fact that we can take them into customers and markets in which they have not traditionally been strong. We will accelerate IBM’s penetration into these types of customers.

For 20 years, we have done a great job of growing Rational, building a brand and awareness, and providing clear evidence of the benefits of using our solution — but there is so much more to do.

IBM’s posture in the industry is undeniable, and we will utilize that presence to increase our product’s visibility.

With IBM’s more extensive distribution channels and broad customer relationships, we can broaden the distribution of our products. We will also be able to accelerate the delivery of our product vision as we become more efficient by using common technology and combining projects with other parts of IBM. And imagine the increased number of customers that will benefit from our best practices as we utilize IBM’s incredible service organization. Joining IBM will give Rational the scale and market presence it needs to forward our mission.

H2	Why did IBM acquire Rational? How does it fit into IBM’s overall software strategy?

A.	Adding Rational to IBM strengthens IBM’s “On Demand” computing strategy and provides IBM’s customers with a complete solution for creating an integrated e-business.
•
An integrated e-business requires integrated data management, transaction management, collaboration, systems management & security, and application development. IBM has strong product offerings in the first four areas, and with the addition of Rational adds the software development area.

•
IBM now has the broadest support for software development environments. The combined IBM/Rational solutions assist customers who are developing e-business applications on J2EE or Microsoft .NET as well as customers building technical software products and systems.

•
IBM and Rational have many synergies, built over a twenty year history. The companies are more alike than not. They have a common focus on customer success, deep relationships with enterprise accounts, and are leaders in their respective areas. Each uses the other’s products, and there are already joint product initiatives and OEM relationships in place. In addition, their strengths are complementary: IBM can accelerate Rational’s penetration into enterprise IT organizations, and Rational brings leading technical software products to IBM.

H3	Did Rational and IBM have a relationship prior to this acquisition?

A.
Yes. IBM was an initial investor in Rational and has been working with Rational for 20 years. More recently, IBM and Rational have strengthened their levels of collaboration through a number of cooperative development projects, OEM relationships, cooperative sales, participation in Eclipse and numerous joint marketing programs. Rational and IBM also have a history of extensively using each other’s products.

H4	What will be the benefit of this deal to Rational’s customers?

A.
Rational’s customers will benefit from IBM’s global reach and will be able to move from project to enterprise wide ROI. In addition, Rational will be more efficient in delivering products because it will optimize its product strategy with the rest of IBM’s to exploit opportunities for reuse and other efficiencies. Those Rational customers using the IBM platform can benefit from an even tighter amount of integration.

H5	What benefits will IBM customers receive from Rational?

A.
IBM customers will be able to choose from a complete solution for building an integrated e-business. An integrated e-business requires data management, transaction management, collaboration, systems management & security, and software development. IBM has offerings in the first four spaces, and it now adds product offerings in the fifth space, software development. In addition, IBM’s software development solution will now support the broadest range of software environments, including business applications on J2EE or .NET, as well as technical software products and systems.

H6	How will IBM and Rational offerings compare against the competition?

A.
The combined Rational and IBM will offer a highly competitive comprehensive solution for integrated e-business, both in terms of deep functional coverage – integrating data management, transaction management, collaboration, systems management & security, and software development. The IBM/Rational combination also provides broad platform coverage, spanning .NET, J2EE, and other environments, and also supports the development of the widest variety of types of software, including technical software products and systems as well as e-business applications.

H7	Will this acquisition jeopardize Rational’s relationship with Microsoft? How can IBM reassure MS ISVs that they will continue to support them?

A.
Microsoft and IBM have a long term relationship delivering excellent tools. . It is IBM’s intention to continue a strong relationship with Microsoft ISVs and other ISVs. One of the reasons IBM wanted to acquire Rational is Rational’s support for .NET, so IBM is motivated to continue that support. Both IBM and Rational deliver software across a wide range of platforms and technologies. We intend to continue support for Microsoft environments for as long as they continue to be important to our customers.

Deal and Organization Related (D)

D1	What is IBM’s fiscal year?

A.	IBM’s fiscal year begins January 1st and ends December 31st (calendar fiscal year).

D2	When will the acquisition close?

A.
We expect the acquisition to close in first calendar quarter of 2003. The acquisition is subject to shareholder and regulatory approvals. It is important to note that until the deal closes, Rational and IBM will remain two separate entities and we will need to stay focused on executing our current business plans.

D3	How will the current Rational business continue in the future?

A.
IBM plans to integrate Rational’s operations into the IBM Software Group. Rational will retain its brand and operate as a new division within IBM Software Group. Rational will join other divisions and brands such as WebSphere, DB2, Lotus and Tivoli.

D4	How big is IBM’s Software Group? How big is IBM overall?

A.
IBM’s Software Group has approximate annual revenues of $13 Billion and about 30,000 employees worldwide. IBM overall had annual revenues of $86 Billion in their FY’01 and currently has about 320,000 employees worldwide.

D5	Who will run the new Rational division within IBM’s Software Group?

A.
Mike Devlin will be the leader of the Rational division. In this new role as General Manager, Mike will report directly to Steve Mills, IBM’s Senior Vice President & Group Executive of the Software Group. Mike will have responsibility for the Rational division’s product development, marketing, field, and customer service teams and will have matrix responsibility for certain G&A functions dedicated to supporting the division. Tom Bogan will be in a transition role assisting Mike with a variety of issues moving to this new operational structure. Following this transition, Paul Levy and Tom will not be part of the IBM management team.

D6	Will all of the Rational senior management team join IBM?

A.	No, but many of Rational’s senior management team will join IBM. More specific information will be made available prior to closing.

D7	How many people will lose their jobs as a result of this acquisition and how many are expected to join IBM?

A.
IBM understands that the main asset value in Rational is its people. To that end, IBM intends to offer employment to the vast majority of the people that make up Rational today. We expect that the development, sales and technical support groups will join IBM largely intact. As with any acquisition, there may be typical areas of overlap in G&A and other infrastructure functions.

D8	When will I know for sure whether or not I have a role going forward with IBM?

A.
IBM intends to offer employment to the vast majority of the people that make up Rational today. Determining the relatively few areas of job overlap is one of senior management’s highest priorities and communications will be completed as quickly as possible. Functional leaders for both IBM and Rational are fully aware of the impact that the uncertainty has on Rational’s people in the typical areas of overlap and will do everything possible to communicate decisions as quickly as possible.

D9	What will be the details of the severance package offered to those impacted?

A.
On an exception basis, IBM has agreed to extend the current Rational severance practice for one year following the close of the acquisition for employees who are impacted by an involuntary layoff resulting from the acquisition, or as the result of an individual separation in which severance payments may be made. Additionally, although IBM’s normal practice for severance benefits calculation for acquired employees is to use only the service reference date associated with IBM employment, during the one year post-close transition window (only), IBM will honor the combined Rational/IBM service dates for the purposes of severance calculation. The primary intention behind this limited exception is to generally recognize the transition impact to those employees who may be structurally affected by transition or related activity during the period. Additional details regarding the severance program will be provided to those who are impacted.

D10	Will IBM keep the current Rational locations? Are there any plans to close existing Rational sites?

A.
There are no current plans to close existing Rational sites. Employees in various Rational facilities will continue to report to work in their current locations. IBM’s practice is to consolidate smaller facilities into local vacant space where and when available, whether they are existing IBM or Rational locations.

Compensation and Benefits at IBM (C)

C1	How will my salary be determined?

A.
IBM’s intention is to provide those employees joining IBM with base salaries comparable to those provided by Rational. IBM will provide your specific salary information at or about closing. IBM also conducts an annual base salary increase review for all employees.

C2	Does IBM have a bonus or incentive plan?

A.	Yes, IBM has the IBM Variable Pay Program and all regular employees who are not on a sales or services incentive plan are eligible to participate. The variable pay program is a very important part of the IBM compensation opportunity and is designed to support a team-oriented, high performance work culture. Program payments are contingent upon IBM business results and individual performance. For most employees, the current target variable pay opportunity is 10% of annual earnings with the potential for far greater rewards for extraordinary performance. Senior level non-executive positions are eligible for a variable pay opportunity of 15% of annual earnings at target. Generally, the payments are made in March following the end of IBM’s fiscal year (calendar year). Employees coming onto the plan during the plan year, as Rational employees will, are generally eligible to receive a prorated portion of the 2003 Variable Pay Program (details of the current year’s program are announced in January), payable in 2004.

Employees participating in an IBM sales or services plan are not eligible for the IBM Variable Pay Program. A compensation transition plan for Rational employees on sales or services compensation plans will be communicated as soon as reasonably possible.

C3	What happens to my current Rational Stock Options?

A.	The treatment of your Rational stock options will depend on the exercise price of your Rational stock options.

Rational Stock Options with an Exercise Price of Less than $15.57

Upon the closing of the transaction, IBM will assume Rational stock options with an exercise price of less than $15.57. This means that IBM stock options will be substituted for Rational stock options. The number of option shares and exercise price will be adjusted to reflect the assumption as described below. Except for the exercise price and number of shares covered by these options, the assumed options will continue to be subject to all of the terms and conditions of the Rational stock option plan and the award agreement under which the options were granted.

The number of IBM shares covered by each Rational option will be determined by applying a purchase value ratio. For illustration purposes, let’s assume that IBM is buying Rational for $10.50 per share. The average closing price for IBM stock over the 10 business days immediately preceding the closing of the transaction establishes the IBM stock price for computing the equivalent value. To convert your Rational stock options to an equivalent value of IBM stock options, a purchase value ratio is established as Rational’s $10.50 per share divided by IBM average closing price. This ratio is then multiplied by the number of Rational stock options you hold, with the result rounded down to the nearest whole share.

The exercise price per share for the Rational option will be adjusted by dividing the Rational option exercise price by the purchase value ratio, with the result rounded up to the nearest whole cent.

Example 1: Rational Options with an Exercise Price of Less than $15.57

You hold an option to purchase 1000 Rational option shares with an exercise price of $12 per Rational share. IBM buys Rational for $10.50 per share.

The average IBM closing price for 10 days prior to the deal close equals $84. The purchase value ratio is $10.50/$84 = .125. 1000 Rational option shares x .125 = 125 IBM stock options, rounded down to the nearest whole share = 125 IBM shares. $12 per Rational exercise price ÷ .125, rounded up to the nearest whole cent = $96.

Rational Stock Options with an Exercise Price of $15.57 or More

Rational stock options with an exercise price of $15.57 or more will be canceled in connection with the acquisition. However, although these stock options are “out of the money” and cannot be exercised for a gain, IBM will replace a portion of these Rational stock options with brand new IBM stock options effective on the date of closing using the assumptions described below. The new options will vest 25% per year over 4 years and be subject to the terms and conditions of IBM’s Long Term Performance Plan. The exercise price per share for the new IBM stock options will equal 100% of IBM’s fair market value on the date of grant. However, if the new IBM option grant would result in fewer than 50 IBM option shares, IBM will replace your Rational options with a cash retention award.

Rational stock options with an exercise price of $15.57 or more and less than $30

Rational stock options with an exercise price of $15.57 or more and less than $30 will be converted to IBM stock options using the purchase value ratio described in Example 1 above. Then these purchase value option shares will be exchanged for final IBM option shares using the ratio of 4 purchase value option shares for each 1 final IBM option share

Example 2: Rational Stock Options with an Exercise Price of $15.57 or More and Less than $30

You hold 2000 Rational stock options with an exercise price of $20 per share. IBM buys Rational for $10.50 per share.

The average IBM closing price for 10 days prior to the deal close equals $84. The purchase value ratio is $10.50/$84 = .125. 2000 Rational options x .125 = 250 IBM purchase value option shares. 250 IBM purchase value option shares/4 = 62.5 final IBM option shares rounded down to the nearest whole share equals 62 final IBM option shares.

Rational stock options with an exercise price of $30 or more

Rational stock options with an exercise price of $30 or more will be converted to IBM stock options using the purchase value ratio described in Example 1 above. Then these purchase value option shares will be exchanged for final IBM stock options using the ratio of 10 purchase value option shares for each 1 final IBM option share

Example 3: Rational Stock Options with an Exercise Price of $30 or More

You hold 10,000 Rational stock options with an exercise price of $40 per share. IBM buys Rational for $10.50 per share. The average IBM closing price for 10 days prior to the deal close equals $84. The purchase value ratio is $10.50/$84 = .125. 10,000 Rational stock options x .125 = 1250 IBM purchase value option shares. 1250 IBM purchase value option shares/10 = 125 final IBM option shares.

Cash Retention Award

If the new IBM option grant is fewer than 50 options, you will receive a cash retention award equal to 55% of the average IBM closing price for the 10 days prior to the close, per final IBM option share. The award will be payable if you continue to be employed by IBM until the six-month anniversary of the closing of the acquisition. If you are eligible, you will receive more information following the closing.

C4	What happens to the stock I’ve purchased through the Rational Employee Stock Purchase Plan (or any other Rational stock that I own)?

A.	Any Rational stock that you currently own will be bought out in the acquisition closing with cash on the same terms as all other outstanding Rational shares.

C5	What will happen to the current Rational Employee Stock Purchase Plan offering?

A.
The current Rational Employee Stock Purchase Plan (ESPP) offering will terminate just prior to the closing of the deal. As you are aware, the Rational ESPP works on six-month purchase periods beginning November 1 and May 1. After the acquisition agreement between Rational and IBM is signed, no new participants can join the Rational ESPP and existing participants cannot increase their payroll deductions in accordance with the terms of Rational’s ESPP. However, participants may withdraw any time before the purchase date. Money collected from November 1 until closing will be used to purchase shares immediately before closing. These shares will then be purchased by IBM at the applicable purchase price. The purchase price for the shares will be the lower of 85% of Rational’s stock price on the first day of the offering period or 85% of Rational’s stock price on the last business day before closing. Upon joining IBM, employees will have a chance to enroll in IBM’s ESPP at the next enrollment date.

C6	What are the provisions of the IBM Employees Stock Purchase Plan?

A.
Eligible employees may contribute up to 10% of their compensation through payroll deductions to purchase IBM stock at 85% of the stock price on the first day of each offering period (January 1 or July 1) or the stock price on the date of purchase, whichever is lower. Purchases are made at the end of each pay period. A prospectus will be available to all employees.

C7	What happens to my Rational benefits?

A.
As we get closer to the deal closing, there will be more specific information made available to you explaining the transition to IBM benefits. Rational recently announced benefit changes going into effect on January 1st and you may have changed/updated your benefit elections during Rational’s recently completed open enrollment period. If any of the benefit changes announced, or elections you made during open enrollment will change due to the acquisition, you will be notified as soon as possible prior to January 1, 2003.

C8	How will my service at Rational be bridged to IBM?

A.
IBM plans to bridge service from Rational for purposes of vacation accrual. Service will not be bridged for purposes of the IBM pension plan or Future Health Account plan which is based on service with IBM.

C9	Does IBM have a pension plan?

A.
Yes, this is a significant benefit that Rational employees will enjoy as an added feature. The IBM Personal Pension Plan is a cash-balance plan. IBM employees are eligible to participate in this plan when they have one year of IBM service. Once an employee is eligible, IBM will contribute 5% of the employee’s pensionable earnings on a monthly basis. The employee’s account will continue to grow through these monthly contributions until the employee leaves IBM and monthly interest credits continue until distribution. To be vested in this plan, an employee needs to have 5 years of IBM service.

C10
Does IBM have a post-employment health plan? A.    Yes, this is another significant benefit that Rational employees will enjoy as an enhanced feature. IBM employees are eligible to participate in the Future Health Account when they are age 40 with one year of IBM service. Once an employee is eligible, IBM will credit $2500 per year, plus interest, for 10 years while employed at IBM. IBM employees are able to begin withdrawals from their Future Health Account beginning at age 55 with 15 years of IBM service. Funds in your Future Health Account are used to pay premiums for yourself and eligible dependents under IBM’s group health plans in effect at the time you leave IBM.

C11	Does IBM have a 401(k) plan?
A.
    Yes, the IBM Savings Plan is a 401(k) plan through which you may contribute a percentage of your salary on a tax deferred basis up to legal limits. IBM matches 50 cents for every dollar you contribute up to the first 6% of your pay and provides for immediate vesting. There are 21 investment options in this plan.

C12	How will vacation time be handled, what is IBM's policy?

A.
Each calendar year, your vacation eligibility will be determined by your combined Rational and IBM service. Similar to Rational's current policy, the IBM vacation policy is based on vacation hours that are accrued each pay period. The IBM vacation schedule is shown below:

Combined Years of Service	Total Vacation Weeks Accrued Annually
1 - 4	2
5 - 9	3
10 - 19	4
20 and over	5

C13	Can Rational employees carry over their unused Rational vacation days?

A.
Yes. All employees will transition to IBM’s vacation plan after the closing. At that time, your current Rational vacation balance will be carried over as described below. If you have 10 days or less of Rational vacation time carried over, you will be required to use that time by the end of calendar year 2003. If you have more than 10 days of Rational vacation time carried over, you will be required to use at least 10 days of that time by the end of calendar year 2003 and the balance of the time by the end of calendar year 2004. After close, you will begin to accrue IBM vacation time in accordance with the IBM vacation plan. Vacation earned while at IBM but not used in a calendar year is not lost, but rather, it is carried forward to the next year. (These days are referred to as “excess” days under the IBM vacation plan). When vacation days are carried over, the number of new days you accrue is reduced which results in a maximum cap on the number of days you can earn in a calendar year.

C143	What is IBM’s holiday policy?

A.
IBM provides 12 annual holidays, 6 of which are generally designated as national IBM holidays (fixed) and the remaining 6 may be either locally designated or personal choice days. The number of fixed and floating holidays may vary by IBM work location, however, the total number of holidays remains 12. Similar to the Rational policy, the use of floating days requires manager pre approval.

C15	Does IBM have alternate work schedules and flexible working arrangements?

A.	Yes. IBM understands the importance of flexible working hours and provides employees with very flexible work arrangements, subject to your manager’s approval.

Career Development Opportunities at IBM (CD)

CD1	What types of career opportunities are available at IBM?

A.
IBM has over 320,000 employees operating in over 165 countries. This environment allows for many opportunities for individual growth and professional development by providing varied career paths touching every facet of the information technology industry. IBM provides a ‘dual career path’ option for employees who are interested in either broad technical or managerial career growth in any discipline.

CD2	How does IBM assist employees in career and skills development?

A.	IBM provides a number of tools and programs to help employees grow their capabilities and manage their careers. These include:
•	Internal courses offered on a continual basis via various media (classroom, web, desktop).
•	A Tuition Refund Plan which reimburses 100% of the cost of tuition and other educational fees for business-related education programs taken outside of working hours
•	Online internal job posting system
•	IBM’s Career Planner web site with information on career management and keeping skills current and competitive
•	Mentoring programs to help employees tap into the knowledge and experience of fellow IBM team members.

CD3	Will employees joining IBM be permitted to seek transfers to other jobs within IBM?

A.
Yes, we want to operate as one team as soon as possible and will consider all candidates to ensure the best selection for available job opportunities. IBM job opportunities span software, hardware and services and as a result there are opportunities for skill development and career growth across all disciplines.

Note: This document is intended to provide an overview of the IBM plans and programs as they apply to Rational employees beginning after the closing of the transaction. It is not an official summary plan description and is not intended to provide full details. Complete details can be found in the formal plan documents, which remain the final authority and, in the event of a conflict with this document, shall govern in all cases. The plan administrator retains exclusive authority and discretion to interpret the terms of the plans and programs. IBM reserves the right, at its discretion, to amend, change or terminate any of its benefits plans, programs, practices or policies, as IBM requires. Nothing contained in this document shall be construed as creating an expressed or implied obligation on the part of IBM to maintain the plans and programs. For more information, contact the IBM Employee Services Center at 1-800-796-9876 (TTY: 1-800-426-6537). From outside the United States, call 1-919-301-6389.

In connection with the merger, Rational will be filing a proxy statement and other relevant documents concerning the transaction with the Securities and Exchange Commission (SEC). STOCKHOLDERS OF RATIONAL ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders can obtain free copies of the proxy statement and other documents when they become available by contacting Investor Relations, Rational, 18880 Homestead Road, Cupertino, CA 95014 (Telephone: (408) 863-9900). In addition, documents filed with the SEC by Rational will be available free of charge at the SEC’s web site at www.sec.gov.

Information regarding the identity of the persons who may, under SEC rules, be deemed to be participants in the solicitation of stockholders of Rational in connection with the transaction, and their interests in the solicitation, will be set forth in a proxy statement that will be filed by Rational with the SEC.

Forward-Looking Statements

Except for historical information contained herein, statements contained in this document may constitute “forward looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are neither promises nor guarantees, but involve a number of risks, uncertainties and other factors that could cause actual results to differ materially from those set forth in the forward-looking statements, including, without limitation, the risk that the merger may not be consummated, if at all, risks regarding employee relations and other risks concerning IBM and Rational and their respective operations that are detailed in the periodic filings with the SEC of IBM and Rational, including their most recent filings on Form 10-K.